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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): MARCH 1, 1998


                                 UNICORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


     2-73389                                            75-1764386
(Commission File No.)                       (I.R.S. Employer Identification No.)


                             600 TRAVIS, SUITE 6500
                              HOUSTON, TEXAS 77002
                    (Address of Principal Executive Offices)

                                 (713) 229-9100
              (Registrant's Telephone Number, Including Area Code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 1, 1998, the Registrant acquired 58,285.71 tons of Zeolite, having an agreed upon value of $10,200,000, from Equitable Assets Incorporated, a Belize corporation ("Equitable"), pursuant to that certain Agreement of Purchase and Sale of Assets effective as of January 1, 1998. The consideration for the purchase was the delivery by the Registrant of (a) its promissory note in the amount of $200,000 dated March 1, 1998, bearing interest at the rate of six percent per annum and due on April 15, 1998, and (b) its commitment, once the appropriate capital structure is in place following the amendment to the Registrant's Articles of Incorporation, to issue 420,000 shares of Class A Common Stock and 58,000 shares of Series A Preferred Stock. It is expected that the Registrant's Articles of Incorporation will be amended by the stockholders at a special meeting of the stockholders to be held in the near future. The Registrant will raise the $200,000 needed to pay off the above described promissory note by the sale of shares of its Common Stock in private placement transactions.

         On January 1, 1998, the Registrant and AZ Capital, Inc. ("AZ") executed that certain Option to Acquire the Outstanding Stock of Whitsitt Oil Company, Inc. ("Whitsitt"), whereby AZ was granted the option to acquire all of the Registrant's shares of Whitsitt. The option was exercised on March 15, 1998, but AZ could not close. In consideration of the agreement, AZ transferred to the Registrant 871,000 shares of the Class A Common Stock of AZ and 871,000 shares of the Class B Common Stock of AZ. The Registrant, effective as of March 31, 1998, transferred as a dividend to its stockholders such shares of the Class A and Class B Common Stock of Whitsitt owned by the Registrant. The record date for such dividend was March 25, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of businesses acquired.  Not applicable.

         (b)     Pro forma financial information.  Not applicable.

         (c)     Exhibits.

                 1. Agreement of Purchase and Sale of Assets effective as of January 1, 1998 by and between UNICORP, Inc. and Equitable Assets Incorporated with respect to purchase of 58,285.71 tons of Zeolite for shares of UNICORP, Inc.

                 2. Option to Acquire the Outstanding Stock of Whitsitt Oil Company, Inc. effective as of January 1, 1998 by and between UNICORP, Inc. and AZ Capital, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNICORP, INC.



Date: April 9, 1998                     By   /s/   L. Mychal Jefferson II
                                          ------------------------------------
                                          L. Mychal Jefferson II, President


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                              INDEX TO EXHIBITS

EXHIBIT
  NO.          DESCRIPTION
--------       -----------
   1.          Agreement of Purchase and Sale of Assets effective as
               of January 1, 1998 by and between UNICORP, Inc. and Equitable
               Assets Incorporated with respect to purchase of 58,285.71 tons of Zeolite for shares of UNICORP, Inc.

   2.          Option to Acquire the Outstanding Stock of Whitsitt Oil Company,
               Inc. effective as of January 1, 1998 by and between UNICORP, Inc. and AZ Capital, Inc.